UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                February 11, 2004
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                Date of Report (Date of earliest event reported)



                             INVESTORS TITLE COMPANY
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             (Exact name of Registrant as specified in its charter)



     North Carolina                     0-11774                     56-1110199
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(State or Other Jurisdiction of        (Commission              (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)



                            121 North Columbia Street
                        Chapel Hill, North Carolina 27514
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                    (Address of Principal Executive Offices)



                                 (919) 968-2200
              -----------------------------------------------------
               Registrant's telephone number, including area code









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ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Title Company, dated February 11, 2004, reporting Investors Title Company's financial results for the fiscal quarter and the fiscal year ended December 31, 2003.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INVESTORS TITLE COMPANY


Date:  February 11, 2004               By:  /s/ J. Allen Fine
                                            -----------------
                                            J. Allen Fine
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit No.             Description
----------              -----------

99.1                    Press release issued by Investors Title Company on
                        February 11, 2004.